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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 26, 2005

                                 MONROE BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA
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                 (State or Other Jurisdiction of Incorporation)

               000-31951                                  35-1594017
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       (Commission File Number)                (IRS Employer Identification No.)

        210 East Kirkwood Avenue
            Bloomington, IN                                47408
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(Address of Principal Executive Offices)                (Zip Code)

                                 (812) 336-0201
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS.

              On October 26, 2005, Monroe Bancorp issued a press release announcing a 10% (one for ten) stock dividend. The stock dividend is payable November 17, 2005, to shareholders of record on November 7, 2005.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              (c) Attached hereto as Exhibit 99.1 is a copy of Monroe Bancorp's press release announcing the stock dividend.

                   99.1 Press Release, dated October 26, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE October 26, 2005

                                              MONROE BANCORP


                                              /s/ Mark D. Bradford
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                                              Mark D. Bradford
                                              President, Chief Executive Officer